©2014 Endo Pharmaceuticals Inc. All rights reserved. ©2014 Endo Pharmaceuticals Inc. All rights reserved. Endo and Auxilium: October 9, 2014 A Compelling Business Combination Exhibit 99.2

©2014 Endo Pharmaceuticals Inc. All rights reserved.

Additional Information
ADDITIONAL INFORMATION
This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. This communication relates to a proposed business combination transaction between Endo International plc ("Endo") and Auxilium Pharmaceuticals, Inc. ("Auxilium").  In furtherance of this proposed transaction, Endo and Auxilium intend to file one or more registration statements, prospectuses, proxy statements or other documents with the U.S. Securities and Exchange Commission ("SEC"). This communication is not a substitute for any registration statement, prospectus, proxy statement or other document Endo and/or Auxilium file with the SEC in connection with the proposed transaction. INVESTORS
AND SECURITY HOLDERS OF AUXILIUM ARE URGED TO READ THE REGISTRATION STATEMENT, PROSPECTUS, PROXY STATEMENT AND OTHER
DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT
INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive proxy statement (when available) will be mailed to stockholders of
Auxilium.  Investors and security holders will be able to obtain free copies of these documents (when available) and other documents filed with the SEC by Endo through the web site maintained by the SEC at
http://www.sec.gov.
CERTAIN INFORMATION REGARDING PARTICIPANTS
Endo and Auxilium and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Auxilium stockholders with respect to the proposed transaction under the rules of the SEC. Security holders may obtain information regarding the names and interests of Endo's directors and executive officers in Endo Health Solutions Inc.'s ("EHSI") Annual Report on Form 10-K
for the year ended December 31, 2013, which was filed with the SEC on March 3, 2014, and Endo's proxy statement for the 2014 Annual General
Meeting of Shareholders, which was filed with the SEC on April 29, 2014. Security holders may obtain information regarding the names and interests of Auxilium's directors and executive officers in Auxilium's Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on February 28, 2014, Auxilium's proxy statement for the 2014 Annual Meeting of Stockholders, which was filed with the
SEC on April 10, 2014, and the materials that will be filed with the SEC in connection with the proposed transaction. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in the proxy statement and other relevant materials to be filed with the SEC when they become available.
All trademarks, service marks, trade names, product names and logos appearing in this presentation are the property of their respective owners.  XIAFLEX®, Testim®, TESTOPEL®, STENDRA®,  edex®, Osbon® ErecAid®, STRIANT®, Theo24®, Semprex®-D, dilatrate®-SR and robaxin®  and the related logos are the property of Auxilium.  All other trademarks, service marks, trade names, product names and logos appearing in this presentation are the property of Endo

©2014 Endo Pharmaceuticals Inc. All rights reserved.

Forward-Looking Statements
This communication may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Canadian securities legislation. These forward-looking statements include, but are not limited to, statements regarding the proposed transaction, the financing of the proposed transaction, Endo's and Auxilium's expected future performance (including expected results of operations and financial guidance), and the combined company's future financial condition, operating results, strategy and plans.  Statements including words such as "believes," "expects," "anticipates," "intends," "estimates,"
"plan," "will," "may," "look forward," "intend," "guidance," "future" or similar expressions are forward-looking statements. Because these statements reflect Endo's and Auxilium's current views, expectations and beliefs concerning future events, these forward-looking statements involve risks and uncertainties. Although Endo and
Auxilium believe that these forward-looking statements and information are based upon reasonable assumptions and expectations, readers should not place undue reliance on them, or any other forward looking statements or information in this communication. Investors should note that many factors, as more fully described in the documents filed by Endo with the SEC and with securities regulators in Canada on the System for Electronic Document Analysis and Retrieval ("SEDAR"), and by
Auxilium with the SEC, including under the caption "Risk Factors" in EHSI's Form 10-K and Endo's Form 10-Q and Form 8-K filings, and in Auxilium's 10K, 10-Q and 8-K filings, as applicable, and as otherwise enumerated herein or therein, could affect future financial results and could cause actual results to differ materially from those expressed in forward-looking statements contained in this communication. Important factors that, individually or in the aggregate, could cause actual results to differ materially from expected and historical results include, but are not limited to:
•
the failure to receive the required approval from Auxilium stockholders and applicable government and regulatory authorities (and the terms of those approvals)
•
the risk that a condition to closing contemplated by the merger agreement may not be satisfied or waived;
• the ultimate outcome and results of integrating the operations of Endo and Auxilium, the ultimate outcome of Endo's operating strategy applied to Auxilium and the ultimate ability to realize synergies and the magnitude of such synergies;
•
the effects of the business combination of Endo and Auxilium, including the combined company's future financial condition, operating results, strategy and plans;
• Endo's ability to achieve significant upside potential for shareholders by accelerating the growth of XIAFLEX® and other products of the resultant combined company;
• Endo's ability to sustain and grow revenues and cash flow from operations in its markets and to maintain and grow its customer base, the need for innovation and the related capital expenditures and the unpredictable economic conditions in the United States and other markets;
•
the impact of competition from other market participants;
•
the development and commercialization of new products;
•
the effects of governmental regulation on our business or potential business combination transaction;
• the availability and access, in general, of funds to meet Endo's debt obligations prior to or when they become due and to fund its operations and necessary capital expenditures, either through (i) cash on hand, (ii) free cash flow, or (iii) access to the capital or credit markets;  and
• Endo's ability to comply with all covenants in its indentures and credit facilities, any violation of which, if not cured in a timely manner, could trigger a default of its other obligations under cross-default provisions.
All forward-looking statements attributable to Endo or Auxilium or any person acting on either of their behalf are expressly qualified in their entirety by this cautionary statement.  These forward-looking statements speak only as of the date hereof.  Neither Endo nor Auxilium assumes any obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as may be required under applicable securities law.

©2014 Endo Pharmaceuticals Inc. All rights reserved.

Transaction Summary
Endo to acquire Auxilium Pharmaceuticals for $33.25 per share in cash and stock
Represents a 55% premium to Auxilium’s closing price on September 16, 2014
Implies transaction value of approximately $2.6 billion, including the assumption of debt
Unanimously approved by both companies’ Boards of Directors
Creates leading specialty healthcare company with expanded platform for future growth
Significant opportunity for value creation
Expected to be immediately accretive post close
Provides expected annual run rate synergies up to $175 million by the first year after closing versus Auxilium’s trailing 12-month actuals as of June 30, 2014
Synergies include Auxilium’s $75 million reduction in annual operating expenses previously announced
Expected closing in the first half of 2015, subject to regulatory approval and other customary closing conditions

©2014 Endo Pharmaceuticals Inc. All rights reserved.
Expected to significantly enhances Endo's branded pharmaceutical business with the addition of Auxilium's leading men's health products and development portfolio
Designed to accelerates growth and maximizes value of Auxilium’s products by leveraging strengths of combined company
Enhance the long-term organic growth for combined branded pharmaceutical business
Expand R&D capabilities and development programs

Compelling Strategic and Financial Rationale
Creating benefits for both Endo and Auxilium shareholders,
as well as for patients, customers and employees
Generates significant synergy opportunities in addition to Auxilium’s announced restructuring
Creates company with enhanced financial flexibility, proven M&A platform and established corporate structure
Aligned with Endo’s strategy of pursuing accretive, value creating growth opportunities

©2014 Endo Pharmaceuticals Inc. All rights reserved.

Transaction At a Glance
Purchase Price:
Premium:
Synergies:
Financing:
$33.25 per share
$2.6 billion total consideration, including the assumption of debt
55% to Auxilium’s closing stock price on September 16, 2014, the day
Endo made public its proposal for Auxilium
~$175 million of identified annual cost synergies, including Auxilium’s previously announced cost restructuring
Full run-rate achieved within first year after closing
Combination of existing cash on hand and committed debt financing to fund the cash portion of the transaction
Accretion:
Immediately accretive post close and meaningfully accretive each year thereafter
Consideration:
Option to elect 100% equity, 100% cash or a standard election of
$16.625 cash plus  0.244 shares of Endo International plc for each
Auxilium share owned at closing
Total cash will not exceed 50% of total equity value and equity consideration will not exceed 75%

©2014 Endo Pharmaceuticals Inc. All rights reserved.
Auxilium Snapshot
Specialty biopharmaceutical company with a focus on
developing and commercializing innovative products for
specialist audiences
Leader in men’s healthcare and has strategically expanded
its product portfolio and pipeline in orthopedics,
dermatology and other therapeutic areas
Broad range of first- and second-line products across
multiple indications with strong R&D capabilities and
pipeline
Portfolio of FDA-approved products in the urology,
orthopedics and other areas in the U.S., and in select
international markets
Ticker: NASDAQ: AUXL
Headquarters: Chesterbrook, Pennsylvania
Founded: 1999
Headcount: 639 employees as of 12/31/13*
Revenue Mix
(1)
Testim XIAFLEX TESTOPEL
STENDRA Edex Other

* Auxilium announced an approximately 30% reduction in headcount in September 2014
(1) – Reported Total Net Revenues  for  the 12-month period ended June 30, 2014

Endo executing strategic plan to enhance shareholder value
Meeting or exceeding financial targets
Maximizing the growth potential of core businesses
Continued investment in de-risked R&D
Lean and efficient operating model
Pursuing accretive value creating M&A that delivers compelling financial returns and future organic growth options
Value creating combination
Addition of Auxilium’s XIAFLEX®, STENDRA® and other products complement Endo’s branded pharmaceuticals portfolio
Opportunity for XIAFLEX in potential new indications supports long-term organic growth
Combined company will have broad range of therapeutic options in men’s health
Enhanced operating efficiencies
Combination Aligns with Endo’s Strategic Direction
©2014 Endo Pharmaceuticals Inc. All rights reserved.
Combination designed to enhance value for
both Auxilium and Endo shareholders

©2014 Endo Pharmaceuticals Inc. All rights reserved.

Paladin Labs for cash and stock in November 2013
Expanded global footprint into Canada and emerging markets
Established Irish domicile for advantaged corporate platform
Boca Pharmacal in August 2013 and DAVA Pharmaceuticals in June 2014
Added significant near-term EBITDA and cash flow from operations to support future M&A
Expanded generics R&D platform supporting long-term organic growth
Grupo Farmaceutico Somar in April 2014
Added platform for organic growth in emerging markets with established commercial footprint, manufacturing capabilities and pipeline of products
Sumavel® DosePro® in April 2014
Enabled Endo to leverage commercial capabilities and Ireland-based platform
Demonstrated Record of Value Enhancing Transactions

©2014 Endo Pharmaceuticals Inc. All rights reserved.
Auxilium’s FDA-approved products in urology, orthopedics, and other areas are natural complements to men’s health and pain products in Endo’s branded pharmaceuticals portfolio
Endo expects to optimize Auxilium’s portfolio of products by leveraging scale, competencies and resources
Drive increased adoption and continued strong performance for Auxilium’s
XIAFLEX® and STENDRA®
Support development of XIAFLEX for potential new indications
Optimize Auxilium’s broader portfolio
Combined company will be well positioned to drive organic growth for branded pharmaceuticals business

Highly complementary portfolio expected to maximize the value of
Auxilium’s commercial products
Accelerating Organic Growth

endo

AVEED
(testosterone undecanoate) injection CIII
750 mg/3 mL

FORTESTA
(testosterone) Gel CIII
10 mg of testosterone per 0.5 g

VALSTAR
(valrubicin)

VANTAS
(histrelin acetate) subcutaneous implant

opana ER
(oxymorphone HCl) CII
EXTENDED-RELEASE TABLETS
with Intac

Voltaren Gel
(diclofenac sodium topical gel) 1%

Sumavel DosePro
(sumatriptan injection)
Needle-free delivery system 6mg

Percocet
(oxycodone and acetaminophen tablets, USP)

Frova
frovatriptan succinate
2.5mg Tablets

SUPPRELIN LA
(histrelin acetate) subcutaneous implant

AUXILIUM
Innovations for Life®

XIAFLEX
collagenase clostridium histolyticum

STENDRA
(avanafil) tablets

TESTOPEL
(testosterone pellets) CIII

Testim
(testosterone gel) CIII

edex
(alprostadil for injection)
10 mcg • 20 mcg • 40 mcg

XIAFLEX
collagenase clostridium histolyticum

Theo24

Semprex-D Capsules
(acrivastine and pseudoephedrine hydrochloride)

dilatrate®-SR
(isosorbide dinitrate)
sustained release capsules
40 MG

robaxin®-750
(methocarbamol tablets, USP)

endo

OSBON
ErecAid
VACUUM THERAPY SYSTEM

STRIANT

©2014 Endo Pharmaceuticals Inc. All rights reserved.
Select Highlights of Complementary Product Portfolio
Men’s Health / Urology Orthopedics / Pain Other Specialty

Testosterone Gel 1%
Authorized Generic

©2014 Endo Pharmaceuticals Inc. All rights reserved.

Enhanced near- and long-term revenue growth profile
Strong margin profile
Immediate and meaningful long-term accretion
Robust financial returns that are well in excess of combined cost of capital
Enhanced cash flows provide balance sheet flexibility and rapid de-
levering
Deal structure enables continued execution of Endo’s strategy
Enhanced Pro Forma Financial Profile

©2014 Endo Pharmaceuticals Inc. All rights reserved.

Annual run-rate operating cost synergy estimated to reach approximately
$175 million within the first 12 months after closing
Leverage platform for more efficient operations, including cost savings in:
Sales and Marketing
R&D
G&A
Driven by complementary nature of companies’ product portfolios
Synergies include Auxilium’s reduction in annual operating expenses previously announced on September 9, 2014
Attractive cost synergies contribute to expected strong value creation potential and leads to improved operating margins
Significant and Achievable Synergy Opportunities

©2014 Endo Pharmaceuticals Inc. All rights reserved.
Combination of existing cash on hand and committed debt
financing from Citi to fund the cash portion of the transaction
Transaction is subject to:
Regulatory approval in the U.S. and certain other jurisdictions
Other customary closing conditions
Expected to close in the first half of 2015

Roadmap to Completion

©2014 Endo Pharmaceuticals Inc. All rights reserved.

Compelling Strategic and Financial Rationale
Creating benefits for both Endo and Auxilium shareholders,
as well as for patients, customers and employees
Aligned with Endo’s strategy of pursuing accretive, value creating growth opportunities
Creates company with enhanced financial flexibility, proven M&A platform and established corporate structure
Generates significant synergy opportunities in addition to Auxilium’s announced restructuring
Expand R&D capabilities and development programs
Enhance the long term organic growth for combined branded pharmaceutical business
Designed to accelerate growth and maximizes value of Auxilium’s products by leveraging strengths of combined company
Expected to significantly enhances Endo's branded pharmaceutical business with the addition of Auxilium's leading men's health products and development portfolio

©2014 Endo Pharmaceuticals Inc. All rights reserved. ©2014 Endo Pharmaceuticals Inc. All rights reserved. Endo and Auxilium: October 9, 2014 A Compelling Business Combination